                                                               EXHIBIT 10.24

                                 PROMISSORY NOTE

$180,000.00                                                    August 19, 1996

   FOR VALUE RECEIVED, STEER ENTERPRISES, INC., a Nebraska corporation ("Maker") promises to pay to the order of EDWARD J. MICEK ("Holder"), at 3728 North 52nd Street, Omaha, Nebraska 68104, the principal sum of $180,000.00, with interest thereon from the date first written above, at the rate of 9% per annum.

   The principal balance and all accrued interest thereon shall be paid in monthly payments of $1,620.12, and the entire debt matures on August 15, 2001. This Note may be prepaid in whole or in part any any time.

   The payment of this Note and all interest hereunder is secured by a Guaranty executed by Mihard, Inc., a Nebraska corporation ("Guarantor"), which Guaranty is secured by a Deed of Trust, which Deed of Trust is dated the same date as this Note and is being duly recorded in Douglas County, Nebraska, where said real estate is located.

   If Maker fails to make the payment due under this Note on the due date and such payment remains unpaid for 10 days after notice of such default, all sums due hereunder shall, at the option of the Holder of this Note, become immediately due and payable and bear interest at the rate of 12% per annum. If Maker defaults in the payment of any sums due under this Promissory Note, Maker shall pay to Holder of this Note all attorney fees and costs incurred by Holder in the collection of this Promissory Note.

   Maker, Guarantor, and any other party liable for the payment of any sums of money payable on this Note, severally waive presentment and demand for payment, protest and notice or protest and non-payment, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment, or by any release or change in the security for the payment of this Note.

   Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective heirs, personal representatives, successors, and assigns.

   IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the date first hereinabove written.

                                 STEER ENTERPRISES, INC.

                                 BY:     /s/ GREGORY S. CUTCHALL
                                      ------------------------------
                                      Gregory S. Cutchall, President

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
                                   GUARANTY

                                                          Date: August 19, 1996

   For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce EDWARD J. MICEK ("Micek") to make a loan to STEER ENTERPRISES, INC., a Nebraska corporation (the "Borrower"), the undersigned Guarantors hereby guarantee the prompt payment to Micek, his successors, heirs, and assigns, of all obligations due remaining unpaid and due by Borrower to Micek pursuant to a Promissory Note of even date herewith in the face amount of $180,000.00 (the "Indebtedness").

   The undersigned further acknowledge and agree with Micek that:

   1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder, except as hereinafter provided.

   2. If the undersigned shall become insolvent (however defined), then Micek shall have the right to declare immediately due and payable the undersigned will forthwith pay to Micek, the full amount of all Indebtedness, whether due and payable or unmatured. If any of the undersigned voluntarily commence, or if there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code which is not dismissed within thirty days, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable upon demand with notice thereof. The death or incompetence of any of the undersigned who is a natural person shall not revoke this Guaranty, except upon actual receipt of written notice thereof by Micek, and then only as to the decedent or the incompetent, and only prospectively, as to future transactions.

   3. Micek may apply any sums received by or available to Micek on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the Indebtedness. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by Micek, advising Micek that such payment is made under this Guaranty for such purpose.

   4. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

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   5. Whether or not any existing relationship between the undersigned and
Borrower has been changed or ended and whether or not this Guaranty has been revoked, Micek may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned but with notice to the undersigned.

   6. The undersigned waive any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full.

   7. The undersigned waive presentment, demand for payment, and protest of any instrument evidencing Indebtedness. Micek shall not be required first to resort for payment of the Indebtedness to Borrower or other person or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

   8. If any payment applied by Micek to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

   9. This Guaranty shall be enforceable and fully binding upon and enforceable against the undersigned unless otherwise specifically provided herein. This Guaranty shall be effective upon delivery to Micek, without further act, condition or acceptance by Micek, shall be binding upon the undersigned and the heirs, representatives, and assigns of the undersigned and shall inure to the benefit of Micek and his heirs, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and Micek.

   10. This Guaranty is issued in the State of Nebraska and shall be governed by its laws.

   IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned the day and year first above written.

/s/ GREGORY S. CUTCHALL                      /s/ TAMARA B. CUTCHALL
-----------------------                      ----------------------
 GREGORY S. CUTCHALL                            TAMARA B. CUTCHALL

                                       2

                                   GUARANTY

                                                          Date: August 19, 1996

   For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce EDWARD J. MICEK ("Micek") to make a loan to STEER ENTERPRISES, INC., a Nebraska corporation (the "Borrower"), the undersigned Guarantor hereby guarantee the prompt payment to Micek, his successors, heirs, and assigns, of all obligations due remaining unpaid and due by Borrower to Micek pursuant to a Promissory Note of even date herewith in the face amount of $180,000.00 (the "Indebtedness").

   The undersigned further acknowledge and agree with Micek that:

   1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder, except as hereinafter provided.

   2. If the undersigned shall be dissolved or shall be or become insolvent (however defined), then Micek shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to Micek, the full amount of all Indebtedness, whether due and payable or unmatured. If any of the undersigned voluntarily commences, or if there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code which is not dismissed within thirty days, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable upon demand with notice thereof.

   3. Micek may apply any sums received by or available to Micek on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the Indebtedness. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by Micek, advising Micek that such payment is made under this Guaranty for such purpose.

   4. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

   5. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this Guaranty has been revoked, Micek may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned but with notice to the undersigned.

   6. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full.

   7. The undersigned waive presentment, demand for payment, and protest of any instrument evidencing Indebtedness. Micek shall not be required first to resort for payment of the Indebtedness to Borrower or other person or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

   8. If any payment applied by Micek to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

   9. This Guaranty shall be enforceable and fully binding upon and enforceable against the undersigned unless otherwise specifically provided herein. This Guaranty shall be effective upon delivery to Micek, without further act, condition or acceptance by Micek, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned and shall inure to the benefit of Micek and his heirs, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and Micek.

   10. This Guaranty is issued in the State of Nebraska and shall be governed by its laws.

   IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned the day and year first above written.

                                 MIHART, INC., a Nebraska corporation,
                                 Guarantor

                                 BY:     /s/ GREGORY S. CUTCHALL
                                      ------------------------------
                                      Gregory S. Cutchall, President

                                       2

                                 [Letterhead]

                           EDWARD J. MICEK CONSENT

   EDWARD J. MICEK ("Micek") as payee under that certain Promissory Note (the "Note"), dated August 16, 1996, in the original principal amount of $180,000.00, made by Steer Enterprises, Inc. ("Steer") and Gregory S. Cutchall ("Cutchall"), to the order of Micek, which Note is secured, made by Steer and Cutchall as debtor for the benefit of Micek as secured party, hereby consents to the assumption of the obligations due under the Note by Austins Steaks & Saloon, Inc. Nothing herein shall release Cutchall or Steer from their obligations to Micek under the Note. Nothing herein shall be deemed a waiver of or affect Micek's security interest position with respect to said Note.

                                 EDWARD J. MICEK

                                 /s/ EDWARD J. MICEK
                                 --------------------

[LOGO]                 [LOGO]                [LOGO]            [LOGO]

                            SECOND DEED OF TRUST

     THIS DEED OF TRUST AND ASSIGNMENT OF RENTS ("Deed of Trust"), is made this 19th day of August, 1996, by and among Mihart, Inc., a Nebraska corporation ("Trustor" also known as "Borrower"), whose mailing address is 4524 Farnam Street, Omaha, Nebraska 68132, Michael McCormack, a member of the Nebraska State Bar ("Trustee"), whose mialing address is 7171 Mercy Road, Suite 650, Omaha, Nebraska 68106-2669 and Edward J. Micek ("Beneficiary" also known as "Lender") whose mailing address is 3728 No. 52 St. 58104.

     FOR VALUABLE CONSIDERATION, Trustor irrevocably transers, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit and security of Beneficiary, under and subject to the terms and conditions of this Deed of Trust, the real property, located in the County of Douglas, State of Nebraska, and described as follows (the "Real Estate"):

Lot 1, Lernke's Addition, a subdivision, as surveyed, platted and recorded in
                         Douglas County, Nebraska.

TOGETHER WITH, all buildings, fixtures and improvements upon the Real Estate, whether now or hereafter existing, all rights-of-way, easements, rents, issues, profits, income, leases, tenements, hereditaments, privileges and appurtenances belonging, used or enjoyed in connection with the Real Estate, or any part thereof (subject, however, to the right, power and authority of Trustor to collect and apply such rents, issues, profits and income as they become due and payable, as long as no default exists hereunder) and all proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation, proceeds of insurance and condemnation awards, all of which collectively is hereunder referred to as the "Trust Estate".

                         FOR THE PURPOSE OF SECURING:

     (a) Payment of indebtedness in the principal amount of One Hundred Eighty Thousand ($180,000.00), with interest thereon, as evidenced by that certain promissory note of even date herewith (the "Note") with a maturity date of August 15, 2001, executed by Steer Enterprises, Inc., a Nebraska corporation and guaranteed by a Guaranty of even date herewith (the "Guaranty") executed by Trustor, which has been delivered and is payable to the order of Beneficiary, and which by this reference is made part of this Deed of Trust.

     (b) Payment of all sums advanced by Beneficiary to protect the Trust Estate, with interest thereon at the default rate provided in the Note.

     (c) Payment of any other past or future indebtedness of Trustor to Beneficiary, including any and all future advances, extensions of maturity date, and all loans or lines of credit, whether said loans or lines of credit are due in installments, periodically, on a revolving basis, or in a lump sum, and whether said loans or lines of credit result from direct disbursement, overdraft, continuing commitment to loan, or any other basis. (THIS PARAGRAPH SHALL NOT CONSTITUTE NOR OTHERWISE BE CONSTRUED AS A COMMITMENT TO MAKE ADDITIONAL LOANS, ADVANCES OR EXTENSIONS OF ANY KIND OR IN ANY AMOUNT).

     This Deed of Trust, the Note, the Guaranty and any other instrument given to evidence or further secure the payment and performance of any past, current or future obligations secured hereby are referred to collectively as the "Loan Instruments".

                TO PROTECT THE SECURITY OF THIS DEED OF TRUST:

     1. PAYMENT OF INDEBTEDNESS. Turstor shall pay when due the principal of, and the interest on, the indebtedness evidenced by the Loan Instruments, and all other charges, fees and all other sums as provided in the Loan
Instruments. All payments received by Beneficiary as to any indebtedness or as to any other debt, liability or obligation owed to Beneficiary by Trustor may be applied by Beneficiary to the payment of the Note or to any such debt, liability or obligations, in any order or manner of application which Beneficiary, in its absolute discretion, deems appropriate. Unless otherwise elected by Beneficiary, any such payment shall be deemed applied first to the payment of any debt, liability or obligation other than the Note.

     2. TAXES AND ASSESSMENTS. Trustor shall pay each installment of all taxes and special assessments of every kind, now or hearafter levied against the Trust Estate or any part thereof, before delinquency, without notice or demand. Trustor shall pay all taxes and assessments which may be levied upon Trustee's or Beneficiary's interest hereon or upon this Deed of Trust (including any mortgage or similar tax) or the debt secured hereby, without regard to any law that may be enacted imposing payment of the whole or any part thereof upon the Beneficiary.

     3. INSURANCE. Trustor, [COPY ILLEGIBLE] expense, will maintain insurance with respect to [COPY ILLEGIBLE] movements and personal property constituting the Trust Estate against loss by fire, lightning and other perils covered by the standard all risk [COPY ILLEGIBLE] ment, in an amount equal to at least 100% of the full replacement value thereof, with no deduction for depreciation. Trustor will comply with such other requirements as Beneficiary may from time to time reasonably request in writing for the protection by insurance of the interest of the respective parties. All insurance policies maintained pursuant to this Deed of Trust shall name Trustor and Trustee as insureds, as their respective interests may appear, and shall provide that there shall be no cancellation or modification without at least fifteen (15) days prior written notification to Trustee and Beneficiary. Such insurance shall contain a standard mortgage clause in favor of Beneficiary. In the event any policy hereunder is not renewed on or before fifteen (15) days prior to its expiration date, Trustee or Beneficiary may procure such insurance, pay the premiums therefor, and such sums shall be immediately due and payable with interest at the higher rate of the default rate or base rate as provided in the Note until paid and shall be secured by this Deed of Trust. Failure of Trustor to furnish such insurance, or renewals as are required hereunder, or failure to timely repay any sums advanced hereunder shall, at the option of Beneficiary, constitute a default.

     4. MAINTENANCE. Trustor will not commit any waste upon the Trust Estate and will, at all times, maintain the same in good operating order and condition and will make, from time to time, all repairs, renewals, replacements, additions and improvements which are necessary to such end.

     5. ACTIONS AFFECTING TRUST ESTATE. The Trustor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Trust Estate or any part thereof. This shall apply to any construction upon the Trust Estate as well as the operation of any business upon the Trust Estate.

     6. EMINENT DOMAIN. Should the Trust Estate, or any part thereof or interest therein, be taken or damaged by reason of any taking by right of eminent domain, condemnation proceeding ("Condemnation"), or in any other manner including deed in lieu of Condemnation, or should Trustor receive any notice or other information regarding such proceeding, Trustor shall give prompt written notice thereof to Beneficiary. Beneficiary shall be entitled to all compensation, awards and other payments or relief thereof, and shall be entitled at its option to commence, appear in and prosecute in its own name any such action or proceeding. Beneficiary shall also be entitled to make any compromise or settlement in connection with such taking or damage. All such compensation, awards, damages, rights or action and proceeds awarded to Trustor (the "Proceeds") are hereby assigned to Beneficiary, and Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require. The Proceeds shall, at the option of the Beneficiary, be applied against the costs of restoring the Trust Estate or against the unpaid principal balance of the Note in the inverse order of maturity without any reduction in the amount of periodic principal and interest payments otherwise due under the Note.

     7. REPRESENTATIONS. Trustor covenants and warrants with Beneficiary, its successors and assigns, that Trustor owns the Trust Estate free from any prior lien or encumbrance (except as expressly designated in a rider hereto, if any), that this Deed of Trust is and will remain a valid and enforceable first lien on the Trust Estate, that Trustor will preserve such title and will forever warrant and defend the same to the Beneficiary and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and claimants whomsoever.

     8. TRUSTEE'S DUTIES. Trustor acknowledges that: (a) the duties and obligations of Trustee shall be determined solely by the express provisions of this Deed of Trust and Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants or obligations shall be imposed upon Trustee; (b) no provision of this Deed of Trust shall require Trustee to expend or risk its own funds, or otherwise incur any financial obligation in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; (c) Trustee may consult with counsel of its own choosing and the advice of such counsel shall be full and complete authorization and protection in the respect of any action taken or suffered by it hereunder in good faith and in reliance thereon; (d) Trustee shall not be liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights of powers conferred upon it by this Deed of Trust.

     9. APPOINTMENT OF SUCCESSOR TRUSTEE. Beneficiary may, from time to time, by written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the County in which the Trust Estate is located, and by otherwise complying with the provisions of the applicable law of the State of Nebraska, substitute a successor or successors to the Trustee named herein or acting hereunder.

    10. SUCCESSORS AND ASSIGNS. This Deed of Trust applies to, inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, personal representatives, successors and assigns. The term "Beneficiary" shall mean the owner and holder of the Note, whether or not specifically named as Beneficiary herein.

    11. ACCELERATION UPON DEFAULT, ADDITIONAL REMEDIES. Should an Event of Default occur which is not cured within ten (10) days after notice to Trustor thereof, Beneficiary may declare all indebtedness secured hereby to be immediately due and payable and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind. Thereafter Beneficiary may:

    (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a Court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and with or without taking possession of the Trust Estate, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorney's fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of such rents, issues and profits and the application thereof as described above, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Trust Estate or the collection, receipt and application [copy illegible], issues or profits, Trustee or Beneficiary shall [copy illegible] to exercise every right provided for in any of the Loan Instruments or by law upon occurrence of any Event of Default including the right to exercise the Power of Sale;

    (b) Commence an action to foreclose this Deed of Trust as a mortgage, to seek deficiency on the indebtedness after the foreclosure without any limitation otherwise applicable under the Nebraska Trust Deeds Act, to appoint a receiver, and to otherwise specifically enforce any of the covenants or provisions hereof;

    (c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Trust Estate to be sold under the Power of Sale contained herein, which notice Trustee shall cause to be duly filed for record in the appropriate Official Records of the County in which the Trust Estate is located, all to the extent required by applicable law;

    (d) Pay such sums as it deems necessary to protect the Trust Estate and cure any default of the Trustor; and

    (e) Exercise all rights and remedies available to it at law, in equity or under the Nebraska Trust Deeds Act.

    12. FORECLOSURE BY POWER OF SALE. Should Beneficiary elect to foreclose by exercise of the Power of Sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts or other evidence of expenditures made and secured hereby as Trustee may require.

    (a) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Notice of Sale as then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in such Notice of Sale, either as a whole, or in separate lots, parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, or certified check, payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient trustee's deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale. Trustor hereby covenants to forever warrant and defend the title of such purchaser or purchasers of any of the Trust Estate so conveyed as if Trustor had conveyed the same to such purchaser(s) by general warranty deed.

    (b) As may be permitted by law, after deducting all costs, fees and expenses of Trustee and of this Trust incurred in connection with any such default or sale or foreclosure or all of them, including attorney's fees and costs of evidence of title in connection with sale, and a Trustee's fee. Trustee shall apply the proceeds of sale to payment of (i) all sums expended under the terms hereof, not then repaid, with accrued interest at the default rate provided in the Note, (ii) all other sums then secured hereby, and (iii) the remainder, if any, to the person or persons legally entitled thereto. The Trustee's fee shall equal 5% of the outstanding principal balance of the Note, PLUS attorney's fees incurred by the Trustee in connection with performing its duties under this Deed of Trust.

    (c) Trustee may in the manner provided by law postpone sale of all or any portion of the Trust Estate.

    13. TRANSFER OF THE PROPERTY; ASSUMPTION. If all or any part of the Trust Estate or interest therein is sold, transferred or otherwise conveyed by Trustor, without Beneficiary's prior written consent such action gives rise to a right of acceleration under this Deed of Trust or the Loan Instruments and Beneficiary may, at Beneficiary's option, declare all sums secured by this Deed of Trust to be immediately due and payable, or cause the Trustee to file a notice of default if all such sums are not paid within thirty (30) days of notice of acceleration. Beneficiary shall have waived such option to accelerate if, prior to the sale, transfer or conveyance, Beneficiary and the person to whom the property is to be sold or transferred reach agreement in writing that the credit of such person is satisfactory to Beneficiary and that the interest payable on the sums secured by this Deed of Trust shall be at such rate as Beneficiary shall request. This provision shall not be construed as imposing on Beneficiary an obligation or duty to reach such an agreement or to give consent to a sale, transfer or other conveyance, and Beneficiary shall have the right to withhold approval for any reason.

    14. REQUEST FOR NOTICE. Trustor hereby requests a copy of any notice of default or notice of sale hereunder be mailed to it at the address set forth in the first paragraph of this Deed of Trust.

    15. GOVERNING LAW AND NON-WAIVER. This Deed of Trust shall be governed by the laws of the State of Nebraska. In the event that any provision or clause of any of the Loan Instruments conflicts with applicable laws, such conflicts shall not affect other provisions of such Loan Instruments which can be given effect without the conflicting provision, and to this end the provisions of the Loan Instruments are declared to be severable. This instrument can be waived, changed, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

    16. RECONVEYANCE BY TRUSTEE. Upon satisfaction of all of Trustor's obligations under the Loan Instruments, and upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation, Trustee shall reconvey to Trustor, or the person or persons legally entitled thereto, with warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

    17. NOTICES. Whenever Beneficiary, Trustor or Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust, each such notice, demand, request or other communication shall be in writing and shall be effective only if the same is delivered by personal service or mailed by certified mail, postage prepaid, addressed to the address set forth at the

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

beginning of this Deed of Trust or at such [copy illegible] address as a party may designate for itself by no [copy illegible] the other parties hereto given in like manner. If Trustor consists of more than one person, one notice sent to both Trustors at the address originated for them in this Deed of Trust shall be deemed to be good and sufficient notice given to both Trustors, regardless of whether either of them subsequently asserts or proves that it did not actually receive such notice.

     EXECUTED and dated as of the year and day first written above.


                                           Mihart, Inc., Trustor


                                           By: /s/ Gregory S. Cutchall
                                              ------------------------------
                                               Gregory S. Cutchall, President



STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF DOUGLAS   )

     The foregoing Deed of Trust was acknowledged before me on August 17 1996, by Gregory S. Curchall, President of Mihart, Inc., a Nebraska corporation, on behalf of said corporation.


                                            /s/ Deborah K. Wilbeck
                                              ------------------------------
                                              Notary Public

[NOTARY SEAL]

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